SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2004

________________

Video City, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-14033

95-3897052

(Commission File Number)

(I.R.S. Employer Identification No.)

5060 California Avenue, Suite 401, Bakersfield, CA

93309

(Address of Principal Executive Offices)

(Zip Code)

(661) 843-5553

Registrant's Telephone Number, Including Area Code

.

#

Item 3. Bankruptcy or Receivership.

     On March 24, 2004, Video City, Inc. (the "Company") filed a voluntary petition under Chapter 7 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Central District of California.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

     This report contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, such as statements of the Company’s plans, activities, expectations and intentions that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to:  the company’s future plans for its business, if any; the availability of financing and capital resources; the company’s ability to achieve value from its remaining assets; the company’s ability to manage its financial and other obligations and liabilities; and other factors discussed herein and in the company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 29, 2004

VIDEO CITY, INC.

(Registrant)

By: /s/

Name:  Gerald Weber

Title:     Director

By: /s/

Name:

 Barry Collier

Title:      Director

By:/s/

Name:

 David Ballstadt

Title:      Director